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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 5, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       ----------------------------------



                         WHEELABRATOR TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


            0-14246                                        22-2678047
     (COMMISSION FILE NUMBER)                             (IRS EMPLOYER
                                                       IDENTIFICATION NO.)

                   LIBERTY LANE, HAMPTON, MASSACHUSETTS 30842
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                 (603) 929-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Item 5.  Other Events.
         ------------

     On February 5, 1996, the registrant issued a news release reporting its results of operations for the three months and year ended December 31, 1995 and the registrant's belief that in light of the slow growth in trash-to-energy and independent power markets and the shift of its revenue mix into lower margin water businesses, 1996 earnings growth in excess of 10 percent should not be expected. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          WHEELABRATOR TECHNOLOGIES INC.

                                          By:   /s/ John D. Sanford
                                               --------------------
                                               John D. Sanford
                                               Vice President

Dated:  February 7, 1996

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                         WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ---------------------------------

1.    None

2     None

4.    None

16.   None

17.   None

20.   None

23.   None

24.   None

27.   None

99.1  News release dated February 5, 1996 issued by Wheelabrator Technologies
      Inc.

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* Exhibits not listed are inapplicable.

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